UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2010

Cardica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51772	94-3287832
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into A Material Definitive Agreement.

On December 14, 2010, Cardica, Inc., a Delaware corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of the Company’s common stock (the “Purchase Shares”) over the term of the Purchase Agreement. In consideration for entering into the Purchase Agreement, the Company issued 295,567 shares of its common stock (the “Commitment Shares”) to Aspire Capital. The Company also has agreed to file, and has filed, a registration statement with the Securities and Exchange Commission (the “SEC”) to register the resale of the Commitment Shares and Purchase Shares that have been and may be issued to Aspire Capital under the Purchase Agreement.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Aspire Capital, dated December 14, 2010, in which the Company agreed to file one or more registration statements as permissible and necessary to register under the Securities Act of 1933, as amended (the “Securities Act”), the resale of the shares of common stock that have been and may be issued to Aspire Capital under the Purchase Agreement (the “Registrable Securities”). The Company agreed to file the initial registration statement with the SEC on or before December 24, 2010, and such registration statement (No. 333-171195) (the “Registration Statement”) was filed on December 15, 2010.

Summary of terms of Purchase Agreement

After the SEC declares the Registration Statement effective, on any business day on which the closing sale price of the Company’s common stock exceeds $1.00 per share, over the 24-month term of the Purchase Agreement the Company has the right, in its sole discretion, to deliver to Aspire Capital a purchase notice (each, a “Purchase Notice”) directing Aspire Capital to purchase up to (a) 100,000 Purchase Shares per business day if the closing sale price is above $1.00 per share, (b) 200,000 Purchase Shares per business day if the closing sale price is above $2.25 per share and (c) 300,000 Purchase Shares per business day if the closing sale price is above $3.50 per share. The purchase price per Purchase Share (the “Purchase Price”) is the lower of (i) the lowest sale price for the common stock on the date of sale or (ii) the arithmetic average of the three lowest closing sale prices for the common stock during the 12 consecutive business days ending on the business day immediately preceding the purchase date of those securities.

The number of Purchase Shares covered by each Purchase Notice and the timing of each Purchase Notice are determined in the Company’s sole discretion, and the applicable Purchase Price will be determined prior to delivery of any Purchase Notice. The Company may deliver multiple Purchase Notices to Aspire Capital from time to time during the term of the Purchase Agreement, so long as the most recent purchase has been completed. The total number of Purchase Shares that may be sold under the Purchase Agreement is limited to 4,635,180 shares. There are no trading volume requirements or restrictions under the Purchase Agreement. Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases as directed in accordance with the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties, covenants, closing conditions and indemnification and termination provisions. The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost or penalty. Aspire Capital has covenanted not to cause or engage in any manner whatsoever, any direct or indirect short selling or hedging of the Company’s common stock. The Company did not pay any additional amounts to reimburse or otherwise compensate Aspire Capital in connection with this transaction. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement.

The Company’s net proceeds will depend on the Purchase Price and frequency of the Company’s sales of Purchase Shares to Aspire Capital; provided, however, that the maximum aggregate proceeds from sales of Purchase Shares is $10.0 million under the terms of the Purchase Agreement. The Company’s deliveries of Purchase Notices will be made at the Company’s sole discretion subject to market conditions, in light of the Company’s capital needs from time to time and under the limitations contained in the Purchase Agreement. The Company expects to use proceeds from sales of Purchase Shares for general corporate purposes and working capital requirements.

The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement are not complete descriptions of all the terms of those agreements. For a complete description of all the terms, we refer you to the full text of the Purchase Agreement and Registration Rights Agreement, copies of which are filed as Exhibits 10.31 and 10.32, respectively, to the Registration Statement on Form S-3 (No. 333-171195) filed on December 15, 2010 and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the description set forth under Item 1.01 above with respect to the Purchase Agreement, which is incorporated into this Item 3.02 by reference. The Purchase Shares and the Commitment Shares were issued in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 promulgated thereunder, and Aspire Capital has represented to the Company that it is an “accredited investor” within the meaning of Rule 501 under the Securities Act.

Item 8.01 Other Events.

On December 16, 2010, the Company issued a press release announcing that it has entered into the Purchase Agreement with Aspire Capital. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.31(1)	Common Stock Purchase Agreement, dated as of December 14, 2010, by and between the Company and Aspire Capital Fund, LLC.

10.32(1)	Registration Rights Agreement, dated as of December 14, 2010, by and between the Company and Aspire Capital Fund, LLC.

99.1	Press Release dated December 16, 2010, titled “Cardica Announces $10 Million At-The-Market Common Stock Financing Agreement”.

(1)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (No. 333-171195) filed with the Securities and Exchange Commission on December 15, 2010 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: December 17, 2010	/s/ Robert Y. Newell

Robert Y. Newell, Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description
10.31(1)	Common Stock Purchase Agreement, dated as of December 14, 2010, by and between the Company and Aspire Capital Fund, LLC.

10.32(1)	Registration Rights Agreement, dated as of December 14, 2010, by and between the Company and Aspire Capital Fund, LLC.

99.1	Press Release dated December 16, 2010, titled “Cardica Announces $10 Million At-The-Market Common Stock Financing Agreement”.

(1)	Filed as an exhibit to the Company’s Registration Statement on Form S-3 (No. 333-171195) filed with the Securities and Exchange Commission on December 15, 2010 and incorporated herein by reference.